EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF FAIRWIND ENERGY INC.

In connection with the accompanying Annual Report on Form 10-K of FairWind Energy Inc. for the year ended August 31, 2015, the undersigned, Michael Winterhalter, President of FairWind Energy Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended August 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended August 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of FairWind Energy Inc.

Date: December 16, 2015	By:	/s/ Michael Winterhalter
Michael Winterhalter
President, Secretary, Treasurer and Director (and principal executive officer, principal financial officer and principal accounting officer)